Exhibit 10.1
PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (“Agreement”) is made and entered into as of September 9, 2020, by and among SANDRIDGE MISSISSIPPIAN TRUST II, a Delaware statutory trust (“Seller”), for which The Bank of New York Mellon Trust Company, N.A. acts as trustee (the “Trustee”), and SANDRIDGE EXPLORATION AND PRODUCTION, LLC, a Delaware limited liability company (“Buyer”, and together with Seller collectively, the “Parties” or each a “Party”).
RECITALS
WHEREAS, Seller is the owner of certain overriding royalty interests covering the lands and leases described in Part I of Exhibit A-1 attached hereto (the “Subject Lands”), being the same interests as are described in and that were conveyed to Seller by SandRidge Exploration and Production, LLC, a Delaware limited liability company, (“SandRidge E&P”) or assigned to Seller by Mistmada Oil Company, Inc., an Oklahoma corporation, pursuant to those certain recorded instruments described in Part II of Exhibit A-1 (collectively, the “Conveyances”); and
WHEREAS, Seller desires to sell, transfer, convey, and assign the Assets (as defined below) to Buyer, and Buyer desires to purchase and accept the Assets, all in the manner and upon the terms and conditions set forth in this Agreement;
NOW, THEREFORE, in consideration of the premises and mutual conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound by the terms hereof, agree as follows:
1.Purchase and Sale. Subject to the terms and conditions contained herein, Seller shall sell, transfer, convey, and assign at Closing the Assets to Buyer and Buyer shall purchase, acquire, accept and pay for the Assets and shall assume the Assumed Obligations.
2.Assets. As used herein, the term “Assets” refers to all of Seller’s right, title, interest and estate in and to the following:
(a)any and all right, title, interest and claims in, to, under and/or derived from the overriding royalty interests conveyed pursuant to the Conveyances (the “ORRIs”), provided that, to the extent any interest conveyed pursuant to the Conveyances was created out of a mineral interest rather than out of an oil and gas leasehold interest, the term ORRIs shall include all non-participating royalty interests with respect to that particular interest covered by the Conveyances, together with all pooled, communitized, or unitized acreage which includes all or part of any ORRIs, and all tenements, hereditaments, and appurtenances belonging thereto (the “Units”) (the ORRIs and the Units, being collectively referred to hereinafter as the “Properties” or individually as a “Property”); it being stipulated and agreed that the Assets shall include all of the “Royalty Interests” (as defined in the Conveyances) conveyed to Seller by the Conveyances;
(b)all trade credits, all accounts, receivables, and all other proceeds, income, or revenues attributable to the Properties (the “Proceeds”) that are attributable to the time period from and after the Effective Time;
#6173201.10

(c)any and all currently existing contract, agreement or any other legally binding arrangement that are binding on any of the Properties or relates to the ownership of the Properties by Seller, but only to the extent applicable to the Properties, (the “Contracts”); and
(d)all files, records, and data maintained by, or to which Seller is entitled, including, without limitation, data and other documentary information regarding the Properties, the Contracts and the Proceeds to the extent the transfer of such data is not prohibited under any related contracts (the “Records”); provided, however, that the term “Records” shall not include any of Seller’s files, records, and data that (i) relate to its business generally, (ii) are legal in nature (other than Contracts), (iii) relate to the sale of the Assets, and (iv) the transfer of which is prohibited by contract or law or that would impose a transfer fee or penalty on Seller.
3.Sale Price. The sale price for the Assets shall be $5,250,000.00 (the “Sale Price”). Exhibit A-2 attached hereto sets forth the agreed allocation of the unadjusted Sale Price among the Assets. The “Allocated Value” for any Asset equals the portion of the unadjusted Sale Price allocated to such Asset on Exhibit A-2, increased or decreased by a proportionate share of each adjustment to the unadjusted Sale Price under Section 8 that affects such Asset. Notwithstanding anything to the contrary in this Agreement, Seller has accepted such Allocated Values for purposes of this Agreement and the transactions contemplated hereby but make no representation or warranty as to the accuracy of such values.
4.Effective Time. The sale, transfer and assignment of the Assets shall be effective as of 12:01 a.m., central prevailing time, on July 1, 2020 (the “Effective Time”).

5.Seller’s Representations. Seller represents and warrants to Buyer, as of the date hereof, that:
(a)Seller’s Existence. Seller is duly formed, validly existing and in good standing under the laws of the State of its formation, and has full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted.
(b)Legal Power. Seller has the legal power and right to enter into and perform this Agreement and the transactions it contemplates for Seller. The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any provision of Seller’s governing documents; or (ii) any judgment, order, ruling or decree applicable to Seller as a party in interest or any law applicable to Seller’s interest in any of the Assets, except (x) as would not, individually or in the aggregate, have a material adverse effect, or (y) as to rights to consent by, required notices to, filings with, approval or authorizations of, or other actions by any governmental authorities where the same are not required prior to the assignment of the related Asset or they are customarily obtained subsequent to the sale or conveyance thereof (“Governmental Consents”).
(c)Execution. The execution, delivery and performance of this Agreement and the transactions it contemplates for Seller are duly and validly authorized by the requisite corporate or other action on the part of Seller. This Agreement has been duly executed and delivered by Trustee on behalf of Seller and this Agreement constitutes the valid and binding obligations of Seller, enforceable against Seller in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)

(d)Lawsuits and Claims. With respect to the Properties, there is no suit, action, or litigation by any person or business entity by or before any governmental authority, and there is no arbitration proceedings, in each case, pending or threatened in writing against Seller.
(e)Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445(f) of the Internal Revenue Code of 1986, as amended.
(f)Certain Liabilities. Except as set forth on Schedule 5(f), there are no liabilities, damages, duties, or obligations which Buyer shall have any obligation for by virtue of the transactions contemplated by this Agreement, in each case, to the extent they are attributable to, arise out of or in connection with, or are based upon (i) monetary fines or penalties of governmental authorities arising from violations of law by Seller or its Affiliates directly involving the ownership or operation of the Assets that occurred prior to the Effective Time, or (ii) all indebtedness for borrowed money of Seller or its Affiliates.
(g)No Encumbrances. Except as set forth on Schedule 5(g), (which liens shall be released) during the period of Assignor’s ownership of the Properties, Assignor has not transferred, or created any Encumbrance burdening or affecting, any interest in the Properties or any portion thereof. As used herein, the term “Encumbrance” means any mortgage, lien, security interest, pledge, charge, encumbrance, limitation, preferential right to purchase, consent to assignment, irregularity, burden or defect.
6.Buyer’s Representations. Buyer represents and warrants to Seller, as of the date hereof, that:
(a)Buyer’s Existence. Buyer is duly formed, validly existing and in good standing under the laws of the State of its formation, and has full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted.
(b)Legal Power. Buyer has the legal power and right to enter into and perform this Agreement and the transactions it contemplates for Buyer. The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with (i) any provision of Buyer’s governing documents; or (ii) any judgment, order, ruling or decree applicable to Buyer as a party in interest or any law applicable to Buyer’s interest in any of the Assets after Closing, except (x) as would not, individually or in the aggregate, have a material adverse effect, or (y) as to Governmental Consents.
(c)Execution. The execution, delivery and performance of this Agreement and the transactions it contemplates for Buyer are duly and validly authorized by the requisite corporate or other action on the part of Buyer. This Agreement and the Assignment have been duly executed and delivered by Buyer and this Agreement and the documents delivered herewith constitute the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
7.Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall occur simultaneous with the execution and delivery of this Agreement (the “Closing Date”) and shall be effective as of the Effective Time. At Closing, (i) the Parties shall each execute a sufficient number of original counterparts of each the form of Assignment of

Overriding Royalty Interest (Kansas) and the form of Assignment of Overriding Royalty Interest (Oklahoma) attached hereto as Exhibits B-1 and B-2, respectively (collectively, the “Assignment”), as necessary to transfer the Assets to Buyer as contemplated in this Agreement and to facilitate recording in the records of the applicable counties of each state; (ii) Buyer shall deliver to Seller in immediately available funds and pursuant to any wiring instructions provided by Seller an amount equal to the Sale Price, adjusted pursuant to the terms of this Agreement; (iii) Seller shall deliver to Buyer a certificate of non-foreign status meeting the requirements of Treasury Regulations Section 1.1445-2(b)(2); (iv) Seller shall deliver to Buyer duly executed releases of the mortgages, security agreements and financing statements described in Schedule 5(g) (provided, that if all such releases have not been obtained at or before Closing, the Parties agree to proceed with Closing upon the understanding that Seller shall use its best efforts to obtain, record and deliver to Buyer all such releases as soon as practicable following Closing, it being the intent that the Assets shall be conveyed to Buyer free and clear of such liens and encumbrances); and (v) the Parties shall each take such other actions and deliver such other documents as are contemplated by this Agreement.
8.Sale Price Adjustment. The Sale Price shall be adjusted, without duplication, as follows: (a) upward by an amount equal to the sum of all Proceeds realized from and accruing to the Assets prior to the Effective Time which have been received by Buyer, (b) upward by all Asset Taxes insofar as such taxes relate to periods on or after the Effective Time (as determined in accordance with Section 11(a)) and has been paid or otherwise economically borne by Seller prior to the Closing Date, and (c) downward by an amount equal to the sum of all Proceeds realized from and accruing to the Assets since the Effective Time which has been received by Seller prior to the Closing Date.
9.Split of Proceeds. Seller shall be entitled to all Proceeds realized from and accruing to the Assets prior to the Effective Time. Buyer shall be entitled to all Proceeds realized from and accruing to the Assets on or subsequent to the Effective Time. For the avoidance of doubt, Seller shall be entitled to receive all Proceeds received from SandRidge Exploration and Production, LLC on or before August 15, 2020, but only to the extent attributable to production from the Assets for the quarterly period ending June 30, 2020.
10.Taxes.
(a)For all purposes of Section 8, Asset Taxes that are ad valorem, property or other taxes imposed on a periodic basis shall be allocated on a per diem basis between the period ending immediately prior to the day including the Effective Time and the period beginning on such day. Buyer shall be responsible for, and shall pay, one hundred percent (100%) of any state or local transfer, sales, use, stamp, registration or other similar taxes resulting from the transactions contemplated by this Agreement.
(b)The Parties agree that, for all tax purposes, the Sale Price (plus any other items constituting consideration for applicable income tax purposes) shall be allocated among the Assets in accordance with Section 1060 of the Internal Revenue Code (and the Treasury Regulations thereunder) (the “Allocation”). The Parties agree that (i) for the purposes of the Allocation, the Assets are properly classified as “Class V assets” (within the meaning of Treasury Regulations Section 1.338-6(b)(2)(v)) and (ii) and neither Party shall take a position in any forum that is inconsistent with the Allocation before any governmental authority, or in any proceeding relating to any tax, unless otherwise required by applicable law following a final determination as defined in Section 1313(a) of the Internal Revenue Code.
11.Post-Closing Accounting. If necessary, a post-Closing accounting to finalize the adjustments to the Sale Price provided herein shall be held no later than ninety (90) days after the Closing Date. At that time, Seller shall provide to Buyer a complete account as to all Proceeds received by or on behalf of Seller that are attributable to the Assets during the period from the Effective Time to the Closing Date (netted against any Proceeds received by Buyer attributable to the Assets for any period of time prior to the Effective Time). Such account shall be settled between the Parties by the payment of cash, as appropriate, pursuant to a final settlement statement setting forth the items noted in this Section 11 and taking into account payments related to such matters that were made at Closing, to be prepared by Seller and approved by Buyer.
12.Survival. In addition to the other terms and conditions set forth in the Assignment executed pursuant to this Agreement, except to the extent expressly provided otherwise in this Agreement, all of the terms, conditions and covenants contained or made in or pursuant to this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby indefinitely, and this Agreement shall not merge with the Assignment. Buyer agrees and acknowledges that upon Closing, each of the representations and warranties of Seller set forth in Section 5 of this Agreement and the special warranty in the Assignment will terminate and will be of no further force and effect. FROM AND AFTER CLOSING, BUYER AGREES AND ACKNOWLEDGES THAT, ABSENT FRAUD, IT SHALL HAVE NO RECOURSE AGAINST SELLER, ANY OF SELLER’S AFFILIATES OR TRUSTEE FOR ANY BREACH OF THIS AGREEMENT BY SELLER OR ANY BREACH OF THE SPECIAL WARRANTY IN THE ASSIGNMENT BY SELLER.
13.Disclaimer. EXCEPT AS SET FORTH IN SECTION 5 ABOVE AND THE SPECIAL WARRANTY IN THE ASSIGNMENT, SELLER MAKES NO, AND EXPRESSLY DISCLAIMS ANY, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, STEP-OUT OR OTHER DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (VI) THE PRODUCTION OF PETROLEUM SUBSTANCES FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, ENVIRONMENTAL CONDITION, QUALITY, SUITABILITY, DESIGN, OR MARKETABILITY OF THE ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO BUYER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND ANY DOCUMENTS EXECUTED HEREUNDER OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (X) COMPLIANCE

WITH ANY ENVIRONMENTAL LAW, AND SELLER FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ASSETS ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE.
14.Indemnity. Upon Closing:
(a)Buyer hereby assumes (collectively the “Assumed Obligations”): (i) all duties, obligations and liabilities of every kind and character with respect to the Assets and the ownership thereof occurring on, or after the Effective Time, including, without limitation, those arising out of: (a) the terms and conditions of the Contracts (including compliance with any consents or preferential rights),and (b) all other duties, obligations, conditions and liabilities (including Asset Taxes) expressly assumed or to be borne by Buyer under the terms of this Agreement or any document executed in connection herewith.
(b)Buyer shall, from and after Closing, indemnify, defend and hold Seller, the Trustee, any party controlled by or under common control with Seller, and its and their respective officers, directors, managers, partners, employees, and agents harmless from any and all expenses (including attorney’s fees), damages, liabilities, claims and causes of action of every kind or character arising out of or in connection with (i) a breach of any of Buyer’s representations, covenants or agreements contained in this Agreement, or (ii) the Assumed Obligations.
(c)SELLER, OR ANY OF ITS AFFILIATES, SHALL HAVE NO INDEMNITY OBLIGATIONS TO BUYER WHATSOEVER UNDER THIS AGREEMENT. FROM AND AFTER CLOSING, BUYER AGREES AND ACKNOWLEDGES THAT, ABSENT FRAUD, IT SHALL HAVE NO RECOURSE AGAINST SELLER, ANY OF SELLER’S AFFILIATES OR TRUSTEE FOR ANY BREACH OF THIS AGREEMENT BY SELLER OR ANY BREACH OF THE SPECIAL WARRANTY IN THE ASSIGNMENT BY SELLER.
15.Filings; Applications. In a timely manner, Seller and Buyer shall (a) make all required filings, prepare all required applications and conduct negotiations with each governmental agency as to which such filings, applications or negotiations are necessary or appropriate in the consummation of the transactions contemplated hereby, including with respect to the transfer or re-issuance of all required permits and (b) provide such information as each may reasonably request to make such filings, prepare such applications and conduct such negotiations, provided that nothing in this Section 15 requires any Party to share information subject to any legally applicable privilege. Each Party shall reasonably cooperate with and use commercially reasonable efforts (including expending reasonable costs and expenses for such Party’s outside consultants, attorneys, and other advisors) to assist the other with respect to such filings, applications, and negotiations.
16.Public Announcements; Confidentiality.

(a)Neither Seller nor Buyer shall make any press release or other public announcement regarding or disclosing, or disclose to any third party (other than their respective representatives), the identity of the Parties or the express terms of this Agreement without the prior written consent of the other Party; provided, however, that the foregoing shall not restrict such disclosures to the extent (i) necessary for a Party to perform this Agreement (including such disclosure to governmental agencies), or (ii) required (upon advice of counsel) by applicable securities or other laws or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective affiliates; provided further, that each Party shall use its reasonable efforts to consult with the other Party regarding the contents of any such release or announcement prior to making such release or announcement.
(b)Buyer acknowledges that, in connection with its review of the Assets, Buyer and its representatives has become privy to confidential and other information of Seller or its affiliates and that such confidential information shall be held confidential by Buyer. For the avoidance of doubt, the existence and contents of any environmental assessments conducted by or on behalf of Buyer on the Assets shall be deemed to be “confidential information” for the purposes of this Agreement. In connection with any access, examination or inspection of the Assets by Buyer or its representatives, (I) BUYER WAIVES AND RELEASES ALL CLAIMS AGAINST SELLER, ANY PARTY CONTROLLED BY OR UNDER COMMON CONTROL WITH SELLER, THE TRUSTEE, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, MANAGERS, PARTNERS, EMPLOYEES, AND AGENTS ARISING IN ANY WAY THEREFROM OR IN ANY WAY CONNECTED THEREWITH AND (II) BUYER HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS SELLER, ANY PARTY CONTROLLED BY OR UNDER COMMON CONTROL WITH SELLER, THE TRUSTEE, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, MANAGERS, PARTNERS, EMPLOYEES, AND AGENTS FROM AND AGAINST ANY AND ALL DAMAGES ATTRIBUTABLE TO PERSONAL INJURY, DEATH OR PHYSICAL PROPERTY DAMAGE, OR VIOLATION OF ANY RULES, REGULATIONS, OR OPERATING POLICIES, ARISING OUT OF, RESULTING FROM OR RELATING TO ANY FIELD VISIT OR OTHER DUE DILIGENCE ACTIVITY CONDUCTED BY BUYER OR ITS REPRESENTATIVES WITH RESPECT TO THE ASSETS, REGARDLESS OF FAULT (EXCEPTING ANY DAMAGES TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE, ACTUAL FRAUD OR WILLFUL MISCONDUCT OF ANY INDEMNITEE).
17.Limited Liability. It is expressly understood and agreed by the Parties that (i) this Agreement is executed and delivered by the Trustee, not individually or personally, but solely as trustee of Seller in the exercise of the powers and authority conferred and vested in it and (ii) under no circumstances shall the Trustee be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Seller under this Agreement.
18.Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. The execution and delivery of this Agreement by any Party may be evidenced by facsimile or other electronic transmission of an executed signature page to this Agreement (including scanned documents delivered by email), which shall be binding upon all Parties the same as an original hand executed signature page.

19.Binding Agreement; Assignment. No Party shall assign or otherwise transfer all or any part of this Agreement, or any of its rights or obligations under this Agreement, to any person or entity other than an affiliate of such Party, without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns.
20.Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and shall be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by electronic mail with receipt acknowledged, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case as provided below (or to such other notice address as a Party may designate by notice to the other Party in writing):
If to Seller:  SandRidge Mississippian Trust II c/o The Bank of New York Mellon Trust Company, N.A., as Trustee
601 Travis Street, 16th Floor
          Houston, Texas 77002
Attention: Sarah Newell
Telephone:(512) 236-6555
Email: Sarah.Newell@BNYMellon.com
With a copy to (which shall not constitute notice)
Bracewell LLP
711 Louisiana Street, Suite 2300
Houston, Texas 77002
Attention: Troy Harder
Telephone: (713) 221-1456
Email: troy.harder@bracewell.com
        If to Buyer:  Sandridge Exploration and Production, LLC
         123 Robert S. Kerr Avenue
         Oklahoma City, OK 73102-6406
           Attention: Salah Gamoudi
Telephone: 832-727-0718
Email: sgamoudi@sandridgeenergy.com
 With a copy to:

     Sandridge Exploration and Production, LLC
             123 Robert S. Kerr Avenue
             Oklahoma City, OK 73102-6406
             Attention: Carl Giesler
     Telephone: 713-553-6650
     Email: cgiesler@sandridgeenergy.com
21.Expenses. Except as otherwise provided in this Agreement, all expenses incurred by each Party in connection with or related to the authorization, negotiation, preparation or execution of this Agreement

(including the exhibits and schedules hereto), any other document or instrument in connection with this Agreement, and all other matters related to the Closing, including all fees and expenses of counsel, accountants, brokers, financial advisers and other advisors employed by such Party, shall be borne solely and entirely by such Party.
22.Records. As soon as practicable, but in no event later than sixty (60) days after the Closing Date, Seller shall deliver or cause to be delivered to Buyer any Records that are in the possession of Seller or its affiliates; provided, however, Seller may retain the originals of Records relating to tax and accounting matters and shall provide Buyer, at its request, with copies of such Records (other than Records that pertain solely to income tax matters). Seller may retain copies of any other Records.
23.Governing Law and Venue. This Agreement and the relationship of the Parties with respect to the transactions contemplated hereby shall be governed by the laws of the State of Texas without regard to conflicts of laws principles; provided that in connection with the determination of any conveyancing matters the laws of the state where such Property is located shall govern and control such determination. Any dispute, controversy, claim, or action arising out of or relating to this Agreement, any document or other agreement related to this Agreement, or any of the transactions contemplated hereunder or thereunder shall be brought in the federal or state courts located in Houston, Harris County, State of Texas. Each of the Parties hereto (a) irrevocably submits to the exclusive jurisdiction of each such court in any such dispute, controversy, claim, or action, (b) waives any objection it may now or hereafter have to venue or to an inconvenient forum, (c) agrees that all such disputes, controversies, claims, and actions shall be heard and determined only in such courts, and (d) agrees not to bring any dispute, controversy, claim, or action arising out of or relating to this Agreement or any document or agreement related hereto or any of the transactions contemplated hereunder or thereunder in any other forum. THE PARTIES HEREBY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
24.Entire Agreement. This Agreement, the schedules and exhibits attached hereto and any document or other agreement executed in connection with this Agreement constitute the entire agreement among the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.
25.No Third-Person Beneficiaries. Nothing in this Agreement shall entitle any person other than Seller and Buyer to any claim, cause of action, remedy or right of any kind, except the rights expressly provided to the persons or entities described in this Agreement.
26.Severability. If any provision of this Agreement, or any application thereof, is held invalid, illegal, or unenforceable in any respect under any law, this Agreement shall be reformed to the extent necessary to conform, in each case consistent with the intention of the Parties, to such law, and, to the extent such provision cannot be so reformed, then such provision (or the invalid, illegal, or unenforceable application thereof) shall be deemed deleted from (or prohibited under) this Agreement, as the case may be, and, to the extent permitted by law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
27.Time of the Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a day other than a Saturday, a Sunday, or a day on which banks are closed for business in Houston, Texas (a “Business Day”) (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.
28.Waivers and Amendments. Any failure by any Party to comply with any of its obligations, agreements or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by the Party to whom compliance is owed and expressly identified as a waiver, but not in any other manner. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. This Agreement may be amended or modified only by an agreement in writing signed by Seller and Buyer and expressly identified as an amendment or modification to this Agreement.
29.Further Assurances. After Closing, Seller and Buyer each agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.
30.Limitation on Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER BUYER NOR SELLER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, SHALL BE ENTITLED TO CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (OTHER THAN CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES SUFFERED BY THIRD PERSONS FOR WHICH AN INDEMNITY OBLIGATION IS OWED HEREUNDER) AND BUYER AND SELLER, FOR THEMSELVES AND ON BEHALF OF THEIR RESPECTIVE AFFILIATES, HEREBY EXPRESSLY WAIVE ANY RIGHT TO CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (OTHER THAN CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES SUFFERED BY THIRD PERSONS FOR WHICH AN INDEMNITY OBLIGATION IS OWED HEREUNDER).
31.References. All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words “this Agreement”, “this agreement” “this instrument”, “herein”, “hereof”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires: “including” and its grammatical variations mean “including without limitation”; “or” is not exclusive; words in the singular form shall be construed to include the plural and vice versa; words in any gender include all other genders; references herein to any instrument or agreement refer to such instrument or agreement as it may be from time to time amended or supplemented; and references herein to any person or entity include such person’s or entity’s successors and assigns. All references in this Agreement to exhibits and schedules refer to exhibits and schedules to this Agreement unless expressly provided otherwise, and all such exhibits and schedules are hereby incorporated herein by reference and made a part hereof for all purposes. This Agreement has been drafted with the joint participation of Seller and Buyer and shall be construed neither against nor in favor of any such Party but rather in accordance with the fair meaning hereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

SELLER:
SANDRIDGE MISSISSIPPIAN TRUST II
By:  The Bank of New York Mellon Trust Company, N.A., as trustee
By: /s/ Sarah Newell
Name: Sarah Newell
Title: Vice President
BUYER:
SANDRIDGE EXPLORATION AND PRODUCTION, LLC

By:  /s/ Carl Giesler
Name:  Carl Giesler
Title: President and CEO

EXHIBIT A-1

Attached to Purchase and Sale Agreement
dated as of September 9, 2020 between SandRidge Mississippian Trust II, as Seller, and SandRidge Exploration and Production, LLC, as Buyer

PART I – SUBJECT LANDS

[List of Subject Lands in Kansas and Oklahoma]

PART II – CONVEYANCES

1.Perpetual Overriding Royalty Conveyance (Kansas) (PDP) dated effective as of January 1, 2012, from SandRidge Exploration and Production, LLC, as Assignor, to SandRidge Mississippian Trust II, recorded as set forth below:
Book 88, Page 249 in the office of the Register of Deeds of Barber County, Kansas
Book 121, Page 1043 in the office of the Register of Deeds of Comanche County, Kansas
Book G93, Page 646 in the office of the Register of Deeds of Harper County, Kansas
[No recording in Sumner County, Oklahoma made according to Seller]

2.Long-Term Overriding Royalty Conveyance (Kansas) (Development) dated effective as of January 1, 2012, from SandRidge Exploration and Production, LLC, as Assignor, to SandRidge Mississippian Trust II, as Assignee, recorded as set forth below:
Book 342, Page 5 in the office of the Register of Deeds of Barber County, Kansas
Book 121, Page 1081 in the office of the Register of Deeds of Comanche County, Kansas
Book G93, Page 647 in the office of the Register of Deeds of Harper County, Kansas
Book 878, Page 132 in the office of the Register of Deeds of Sumner County, Kansas

3.Amendment and Ratification of Long-Term Overriding Royalty Interest Conveyance (Kansas) (Development) dated effective as of January 1, 2012 between SandRidge Exploration and Production, LLC, as Assignor, to SandRidge Mississippian Trust II, as Assignee, recorded as set forth below and amending item 2 above:
Book 127, Page 1 in the office of the Register of Deeds of Comanche County, Kansas.

4.Term Overriding Royalty Conveyance (Kansas) (Development) dated effective as of January 1, 2012 from SandRidge Exploration and Production, LLC, as Assignor, to Mistmada Oil Company, Inc., as Assignee, recorded as set forth below:
Book 342, Page 44 in the office of the Register of Deeds of Barber County, Kansas
Book 122, Page 39 in the office of the Register of Deeds of Comanche County, Kansas
Book G93, Page 649 in the office of the Register of Deeds of Harper County, Kansas
Book 878, Page 165 in the office of the Register of Deeds of Sumner County, Kansas

5.Amendment and Ratification of Term Overriding Royalty Interest Conveyance (Kansas) (Development) dated effective as of January 1, 2012 between SandRidge Exploration and Production, LLC, as Assignor, and Mistmada Oil Company, Inc., as Assignee, recorded as set forth below and amending item 4 above:
Book 127, Page 9 in the office of the Register of Deeds of Comanche County, Kansas.

6.Term Overriding Royalty Conveyance (Kansas) (PDP) dated effective as of January 1, 2012 from SandRidge Exploration and Production, LLC, as Assignor, to Mistmada Oil Company, Inc., as Assignee, recorded as set forth below:
Book 88, Page 288 in the office of the Register of Deeds of Barber County, Kansas
Book 122, Page 1 in the office of the Register of Deeds of Comanche County, Kansas
Book G93, Page 648 in the office of the Register of Deeds of Harper County, Kansas
Exhibit A-1 Part II Conveyances         Page 13

[No recording in Sumner County, Kansas made according to Seller]

7.Assignment of Overriding Royalty Interest (Kansas) dated effective January 1, 2012, from Mistmada Oil Company, Inc., as Assignor, to SandRidge Mississippian Trust II, as Assignee, recorded as set forth below:
Book 342, Page 83 in the office of the Register of Deeds of Barber County, Kansas
Book 122, Page 75 in the office of the Register of Deeds of Comanche County, Kansas
Book G93, Page 650 in the office of the Register of Deeds of Harper County, Kansas
Book 878, Page 198 in the office of the Register of Deeds of Sumner County, Kansas

8.Amendment and Ratification of Assignment of Overriding Royalty Interest (Kansas) between Mistmada Oil Company, Inc., as Assignor, and Sandridge Mississipian Trust II, as Assignee, dated effective January 1, 2012, recorded in Book 127, Page 677 in the office of the Register of Deeds of Comanche County, Kansas amending item 7 above.

9.Correction, Amendment and Ratification of Long-Term Overriding Royalty Interest Conveyance (Kansas) (Development) dated effective as of January 1, 2012 by and among SandRidge Energy, Inc., Sandridge Exploration and Production, LLC, Mistmada Oil Company, Inc. and SandRidge Mississippian Trust II, recorded as set forth below, correcting and amending items 2 and 3 above:
Book 132, Page 757 in the office of the Register of Deeds of Comanche County, Kansas
Book G95, Page 1680 in the office of the Register of Deeds of Harper County, Kansas

10.Correction, Amendment and Ratification of Term Overriding Royalty Interest Conveyance (Kansas) (Development) dated effective as of January 1, 2012 by and among SandRidge Energy, Inc., Sandridge Exploration and Production, LLC, Mistmada Oil Company, Inc. and SandRidge Mississippian Trust II, recorded as set forth below, correcting and amending items 4 and 5 above:
Book 132, Page 775 in the office of the Register of Deeds of Comanche County, Kansas
Book G95, Page 1684 in the office of the Register of Deeds of Harper County, Kansas

11.Perpetual Overriding Royalty Conveyance (Oklahoma) (PDP) dated effective as of January 1, 2012, from SandRidge Exploration and Production, LLC, as Assignor, to SandRidge Mississippian Trust II, recorded as set forth below:
Book 682, Page 763 in the office of the County Clerk of Alfalfa County, Oklahoma
Book 654, Page 586 in the office of the County Clerk of Grant County, Oklahoma
Book 1567, Page 214 in the office of the County Clerk of Kay County, Oklahoma
Book 715, Page 322 in the office of the County Clerk of Noble County, Oklahoma
Book 1140, Page 865 in the office of the County Clerk of Woods County, Oklahoma

12.Perpetual Overriding Royalty Conveyance (Oklahoma) (Development) dated effective as of January 1, 2012, from SandRidge Exploration and Production, LLC, as Assignor, to SandRidge Mississippian Trust II, recorded as set forth below:
Book 682, Page 820 in the office of the County Clerk of Alfalfa County, Oklahoma
Book 654, Page 628 in the office of the County Clerk of Grant County, Oklahoma
Book 1567, Page 249 in the office of the County Clerk of Kay County, Oklahoma
Book 715, Page 356 in the office of the County Clerk of Noble County, Oklahoma
Exhibit A-1 Part II Conveyances         Page 14

Book 1140, Page 901 in the office of the County Clerk of Woods County, Oklahoma

13.Amendment and Ratification of Perpetual Overriding Royalty Interest Conveyance (Oklahoma) (Development) dated effective as of January 1, 2012 between SandRidge Exploration and Production, LLC, as Assignor, to SandRidge Mississippian Trust II, as Assignee, recorded as set forth below and amending item 12 above:
Book 763, Page 901 in the office of the County Clerk of Alfalfa County, Oklahoma.

14.Amendment and Ratification of Perpetual Overriding Royalty Interest Conveyance (Oklahoma) (Development) dated effective as of January 1, 2012 between SandRidge Exploration and Production, LLC, as Assignor, to SandRidge Mississippian Trust II, as Assignee, recorded as set forth below and further amending item 12 above:
Book 766, Page 75 in the office of the County Clerk of Alfalfa County, Oklahoma.

15.Term Overriding Royalty Conveyance (Oklahoma) (Development) dated effective as of January 1, 2012 from SandRidge Exploration and Production, LLC, as Assignor, to Mistmada Oil Company, Inc., as Assignee, recorded as set forth below:
Book 682, Page 924 in the office of the County Clerk of Alfalfa County, Oklahoma
Book 654, Page 705 in the office of the County Clerk of Grant County, Oklahoma
Book 1567, Page 316 in the office of the County Clerk of Kay County, Oklahoma
Book 715, Page 422 in the office of the County Clerk of Noble County, Oklahoma
Book 1140, Page 974 in the office of the County Clerk of Woods County, Oklahoma

16.Amendment and Ratification of Term Overriding Royalty Interest Conveyance (Oklahoma) (Development) dated effective as of January 1, 2012 between SandRidge Exploration and Production, LLC, as Assignor, and Mistmada Oil Company, Inc., as Assignee, recorded as set forth below and amending item 15 above:
Book 763, Page 909 in the office of the County Clerk of Alfalfa County, Oklahoma.

17.Amendment and Ratification of Term Overriding Royalty Interest Conveyance (Oklahoma) (Development) dated effective as of January 1, 2012 between SandRidge Exploration and Production, LLC, as Assignor, and Mistmada Oil Company, Inc., as Assignee, recorded as set forth below and further amending item 15 above:
Book 766, Page 83 in the office of the County Clerk of Alfalfa County, Oklahoma.

18.Term Overriding Royalty Conveyance (Oklahoma) (Development) dated effective as of January 1, 2012 from SandRidge Exploration and Production, LLC, as Assignor, to Mistmada Oil Company, Inc., as Assignee, recorded as set forth below:
Book 682, Page 867 in the office of the County Clerk of Alfalfa County, Oklahoma
Book 654, Page 663 in the office of the County Clerk of Grant County, Oklahoma
Book 1567, Page 281 in the office of the County Clerk of Kay County, Oklahoma
Book 715, Page 388 in the office of the County Clerk of Noble County, Oklahoma
Book 1140, Page 938 in the office of the County Clerk of Woods County, Oklahoma

Exhibit A-1 Part II Conveyances         Page 15

19.Assignment of Overriding Royalty Interest (Oklahoma) dated effective January 1, 2012, from Mistmada Oil Company, Inc., as Assignor, to SandRidge Mississippian Trust II, as Assignee, recorded as set forth below:
Book 686, Page 884 in the office of the County Clerk of Alfalfa County, Oklahoma
Book 654, Page 741 in the office of the County Clerk of Grant County, Oklahoma
Book 1567, Page 393 in the office of the County Clerk of Kay County, Oklahoma
Book 715, Page 500 in the office of the County Clerk of Noble County, Oklahoma
Book 1141, Page 135 in the office of the County Clerk of Woods County, Oklahoma

20.Amendment and Ratification of Assignment of Overriding Royalty Interest (Oklahoma) between Mistmada Oil Company, Inc., as Assignor, and Sandridge Mississipian Trust II, as Assignee, dated effective January 1, 2012, recorded in Book 764, Page 1 in the office of the County Clerk of Alfalfa County, Oklahoma amending item 19 above.

21.Amendment and Ratification of Assignment of Overriding Royalty Interest (Oklahoma) between Mistmada Oil Company, Inc., as Assignor, and Sandridge Mississipian Trust II, as Assignee, dated effective January 1, 2012, recorded in Book 766, Page 178 in the office of the County Clerk of Alfalfa County, Oklahoma further amending item 19 above.

22.Correction, Amendment and Ratification of Term Overriding Royalty Interest Conveyance (Oklahoma) (Development) dated effective as of January 1, 2012 by and among SandRidge Energy, Inc., Sandridge Exploration and Production, LLC, Mistmada Oil Company, Inc. and SandRidge Mississippian Trust II, recorded as set forth below, correcting and amending items 15, 16 and 17 above:
Book 772, Page 536 in the office of the County Clerk of Alfalfa County, Oklahoma
Book 709, Page 480 in the office of the County Clerk of Grant County, Oklahoma
Book 1218, Page 982 in the office of the County Clerk of Woods County, Oklahoma

23.Correction, Amendment and Ratification of Perpetual Overriding Royalty Interest Conveyance (Oklahoma) (Development) dated effective as of January 1, 2012 by and among SandRidge Energy, Inc., Sandridge Exploration and Production, LLC, Mistmada Oil Company, Inc. and SandRidge Mississippian Trust II, recorded as set forth below, correcting and amending items 12, 13 and 14 above:
Book 772, Page 536 in the office of the County Clerk of Alfalfa County, Oklahoma
Book 709, Page 480 in the office of the County Clerk of Grant County, Oklahoma
Book 1218, Page 982 in the office of the County Clerk of Woods County, Oklahoma

Exhibit A-1 Part II Conveyances         Page 16

EXHIBIT A-2

Attached to Purchase and Sale Agreement
dated as of September 9, 2020 between SandRidge Mississippian Trust II, as Seller, and SandRidge Exploration and Production, LLC, as Buyer

ALLOCATED VALUES

Asset	Allocated Value
Overriding royalty interests in specified oil and natural gas properties located in the Mississippian formation in Alfalfa, Grant, Kay, Noble and Woods counties in northern Oklahoma and Barber, Comanche, Harper and Sumner counties in southern Kansas	$5,250,000.00

Exhibit A-2 Allocated Values         Page 1

EXHIBIT B-1

Attached to Purchase and Sale Agreement
dated as of September 9, 2020 between SandRidge Mississippian Trust II, as Seller, and SandRidge Exploration and Production, LLC, as Buyer

FORM OF ASSIGNMENT OF OVERRIDING ROYALTY INTEREST (KANSAS)

STATE OF KANSAS §
        §
COUNTY OF [_______] §

        This Assignment of Overriding Royalty Interests (Kansas) (this “Assignment”) is executed this [___] day of [______] (the “Execution Date”) but shall be effective as of 12:01 a.m. central prevailing time on July 1, 2020, (the “Effective Time”), is made by SandRidge Mississippian Trust II, a Delaware statutory trust (“Assignor”), to SandRidge Exploration and Production, LLC, a Delaware (“Assignee”), with an address at 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102-6406 . Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. This Assignment is delivered pursuant to that certain Purchase and Sale Agreement of even date herewith, by and between the Parties (as may be amended from time to time, the “Purchase Agreement”).
        WHEREAS, Assignor is the owner of certain overriding royalty interests covering the lands and leases described in Part I of Exhibit A attached hereto (the “Subject Lands”), being the same interests as are described in and that were assigned to Assignor by SandRidge Exploration and Production, LLC, a Delaware limited liability company, and Mistmada Oil Company, Inc., an Oklahoma corporation, pursuant to, those certain recorded instruments described in Part II of Exhibit A (the “Conveyances”);
        WHEREAS, the Conveyances were filed in the records of the office of Register of Deeds of Barber, Comanche, Harper and Sumner County, Kansas as described in Part II of Exhibit A;
        NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms set forth herein, Assignor does hereby grant, bargain, sell, convey, assign, transfer, set over, and deliver unto Assignee all of Assignor’s right, title, and interest in, to, and under the following, without duplication (collectively, the “Assets”):
(a)any and all right, title, interest and claims in, to, under and/or derived from the overriding royalty interests conveyed pursuant to the Conveyances (the “ORRIs”), provided that, to the extent any interest conveyed pursuant to the Conveyances was created out of a mineral interest rather than out of an oil and gas leasehold interest, the term ORRIs shall include all non-participating royalty interests with respect to that particular interest covered by the Conveyances, together with all
Exhibit B-1           Page 1

pooled, communitized, or unitized acreage which includes all or part of any ORRIs, and all tenements, hereditaments, and appurtenances belonging thereto (the “Units”) (the ORRIs and the Units, being collectively referred to hereinafter as the “Properties” or individually as a “Property”); it being stipulated and agreed that the Assets shall include all of the “Royalty Interests” (as defined in the Conveyances) conveyed to Seller by the Conveyances;
(b)all trade credits, all accounts, receivables, and all other proceeds, income, or revenues attributable to the Properties (the “Proceeds”) that are attributable to the time period from and after the Effective Time;
(c)any and all currently existing contracts, agreements or any other legally binding arrangements that are binding on any of the Properties or relates to the ownership of the Properties by Assignor, but only to the extent applicable to the Properties (the “Contracts”); and
(d)all files, records, and data maintained by, or to which Assignor is entitled, including, without limitation, data and other documentary information regarding the Properties, the Contracts and the Proceeds to the extent the transfer of such data is not prohibited under any related contracts (the “Records”); provided, however, that the term “Records” shall not include any of Assignor’s files, records, and data that (i) relate to its business generally, (ii) are legal in nature (other than Contracts), (iii) relate to the sale of the Assets, and (iv) the transfer of which is prohibited by contract or law or that would impose a transfer fee or penalty on Assignor.
        TO HAVE AND TO HOLD all and singular the Assets, together with all rights, titles, interests, estates, remedies, powers and privileges thereto appertaining unto Assignee and its successors, legal representatives, and assigns forever, subject to the following:
Assumption. From and after the Execution Date of this Assignment, Assignee shall assume, fulfill, perform, pay, and discharge any and all of the Assumed Obligations in accordance with the terms of the Purchase Agreement.
Successors and Assigns. This Assignment shall apply to, be binding in all respects upon, and inure to the benefit of the Parties and their respective successors and assigns.
Special Warranty; Disclaimers. Assignor hereby binds itself, its successors and assigns to warrant and forever defend the title to the ORRIs herein granted, conveyed, assigned and transferred unto Assignee, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise. EXCEPT AS SET FORTH IN THE PRECEDING SENTENCE, Assignor MAKES NO, AND EXPRESSLY DISCLAIMS ANY, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM
Exhibit B-1           Page 2

ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, STEP-OUT OR OTHER DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (VI) THE PRODUCTION OF PETROLEUM SUBSTANCES FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, ENVIRONMENTAL CONDITION, QUALITY, SUITABILITY, DESIGN, OR MARKETABILITY OF THE ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT AND ANY DOCUMENTS EXECUTED HEREUNDER OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW, AND ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ASSETS ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.
Governing Law; Jurisdiction. This Assignment and the relationship of the Parties with respect to the transactions contemplated hereby shall be governed by the laws of the State of Texas without regard to conflicts of laws principles; provided that in connection with the determination of any conveyancing matters the laws of the stat where such Property is located shall govern and control such determination. Any dispute, controversy, claim, or action arising out of or relating to this Assignment, any document or other agreement related to this Assignment, or any of the transactions contemplated hereunder or thereunder shall be brought in the federal or state courts located in the city of Houston, Harris County, State of Texas. Each of the Parties hereto (a) irrevocably submits to the exclusive jurisdiction of each such court in any such dispute, controversy, claim, or action, (b) waives any objection it may now or hereafter have to venue or to an inconvenient forum, (c) agrees that all such disputes, controversies, claims, and actions shall be heard and determined only in such courts, and (d) agrees not to bring any dispute, controversy, claim, or action arising out of or relating to this Assignment or any document or agreement related hereto or any of the transactions contemplated hereunder or thereunder in any other forum. THE PARTIES HEREBY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION
Exhibit B-1           Page 3

TO OR IN CONNECTION WITH THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Further Assurances. Subject to the terms and conditions of the Purchase Agreement, Assignor and Assignee each agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment or the Purchase Agreement.
Severability. If any provision of this Assignment, or any application thereof, is held invalid, illegal, or unenforceable in any respect under any law, this Assignment shall be reformed to the extent necessary to conform, in each case consistent with the intention of the Parties, to such law, and, to the extent such provision cannot be so reformed, then such provision (or the invalid, illegal, or unenforceable application thereof) shall be deemed deleted from (or prohibited under) this Assignment, as the case may be, and, to the extent permitted by law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
The Purchase Agreement. Nothing in this Assignment shall operate to limit, release, or impair any of Assignor’s or Assignee’s respective rights, obligations, remedies, or indemnities in the Purchase Agreement. The Purchase Agreement contains certain agreements between the Parties, which shall survive the delivery of this Assignment in accordance with the terms of the Purchase Agreement. Capitalized terms used in this Assignment shall have the meanings prescribed in this Assignment where such capitalized terms are defined; provided, however, that capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Purchase Agreement. Each defined term shall be equally applicable both to the singular and the plural forms of the term so defined. To the extent the terms and provisions of this Assignment are in conflict, or inconsistent, with the terms and provisions of the Purchase Agreement, the terms and provisions of the Purchase Agreement shall control. For purposes of notice to third parties, however, Assignor and Assignee expressly represent and acknowledge that a third party may rely on the descriptions of the Assets contained herein for purposes of determining title thereto.
Limited Liability. It is expressly understood and agreed by the Parties that (i) this Assignment is executed and delivered by The Bank of New York Mellon Trust Company, N.A., the trustee of the Trust (the “Trustee”), not individually or personally, but solely as trustee of Assignor in the exercise of the powers and authority conferred and vested in it and (ii) under no circumstances shall the Trustee be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Assignor under this Assignment.
Counterparts. This Assignment may be executed and delivered in one or more original counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all of which, when taken together, shall be deemed to constitute one and the same instrument. All such counterparts shall be identical except that to facilitate filing and recording, counterparts to be filed and recorded in the appropriate records of each county may have included in Exhibit A hereto only those portions of Exhibit A hereto that contain descriptions of
Exhibit B-1           Page 4

the lands and leases located in said county. Every counterpart of this Conveyance shall be deemed to be an original for all purposes, and all such counterparts together shall constitute one and the same instrument. An executed counterpart of this Conveyance containing the full text to the entire Exhibit A hereto will be kept at the offices of Assignor and Assignee at the addresses indicated in the introductory paragraph to this Assignment. As between the Parties, any signature hereto delivered by a Party by facsimile transmission or email pdf shall be deemed an original hereto.
[Signature and Acknowledgment Pages Follow]

Exhibit B-1           Page 5

        IN WITNESS WHEREOF, the Parties have executed this Assignment on the Execution Date, but this Assignment shall be effective for all purposes as of the Effective Time.

ASSIGNOR:
SandRidge Mississippian Trust II
By: The Bank of New York Mellon Trust Company, N.A., as trustee
By:
Name: Sarah Newell
Title: Vice President

THE STATE OF TEXAS    §
             §
COUNTY OF TRAVIS   §

        This instrument was acknowledged before me this ______ day of ____________, 2020, by Sarah Newell, known to me to be the as Vice President of The Bank of New York Mellon Trust Company, N.A., as trustee of Assignor, SandRidge Mississippian Trust II, a Delaware statutory trust, on behalf of said trust, who affirmed that the foregoing instrument was signed on behalf of such trust.

        __________________________________________
        Notary Public
Printed Name: ______________________________
My Commission Expires: _____________________
Commission Number: ________________________

Exhibit B-1           Page 6

ASSIGNEE:
SandRidge Exploration and Production, LLC
By:________________________________________________
        Carl Giesler
        President and CEO

THE STATE OF OKLAHOMA   §
             §
COUNTY OF OKLAHOMA   §

        This instrument was acknowledged before me this ______ day of ____________, 2020, by Carl Giesler, known to me to be the President and CEO of SandRidge Exploration and Production, LLC, a Delaware limited liability company, who affirmed that the foregoing instrument was signed on behalf of such company.

        ________________________________________
        Notary Public
Printed Name: ______________________________
My Commission Expires: _____________________
Commission Number: ________________________

After recording return to:
SandRidge Exploration and Production, LLC
123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma 73102-6406
ATTN: Salah Gamoudi
Exhibit B-1           Page 7

Exhibit A

Attached to Assignment of Overriding Royalty Interests (Kansas)
dated as of _______, 2020 from SandRidge Mississippian Trust II, as Assignor, to SandRidge Exploration and Production, LLC, as Assignee

Part I: Subject Lands

Lease No.	Lessor	Lessee	Lease Date	Book	Page	State	County	Legal Description

Part II: Conveyances

/Exhibit B-1           Page 8

EXHIBIT B-2

Attached to Purchase and Sale Agreement
dated as of September 9, 2020 between SandRidge Mississippian Trust II, as Seller, and SandRidge Exploration and Production, LLC, as Buyer

FORM OF ASSIGNMENT OF OVERRIDING ROYALTY INTEREST (OKLAHOMA)

STATE OF OKLAHOMA  §
            §
COUNTY OF [_______]  §

        This Assignment of Overriding Royalty Interests (Oklahoma) (this “Assignment”) is executed this [___] day of [______] (the “Execution Date”) but shall be effective as of 12:01 a.m. central prevailing time on July 1, 2020, (the “Effective Time”), is made by SandRidge Mississippian Trust II, a Delaware statutory trust (“Assignor”), to SandRidge Exploration and Production, LLC, a Delaware limited liability company (“Assignee”), with an address at 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102-6406. Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. This Assignment is delivered pursuant to that certain Purchase and Sale Agreement of even date herewith, by and between the Parties (as may be amended from time to time, the “Purchase Agreement”).
        WHEREAS, Assignor is the owner of certain overriding royalty interests covering the lands and leases described in Part I of Exhibit A attached hereto (the “Subject Lands”), being the same interests as are described in, and that were assigned to Assignor by SandRidge Exploration and Production, LLC, a Delaware limited liability company, and Mistmada Oil Company, Inc., an Oklahoma corporation, pursuant to, those certain recorded instruments described in Part II of Exhibit A (the “Conveyances”);
        WHEREAS, the Conveyances were filed in the records of the County Clerks of Alfalfa, Grant, Kay, Noble and Woods Counties, Oklahoma as described in Part II of Exhibit A;
        NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms set forth herein, Assignor does hereby grant, bargain, sell, convey, assign, transfer, set over, and deliver unto Assignee all of Assignor’s right, title, and interest in, to, and under the following, without duplication (collectively, the “Assets”):
a.any and all right, title, interest and claims in, to under and/or derived from the overriding royalty interests conveyed pursuant to the Conveyances (the “ORRIs”), provided that, to the extent any interest conveyed pursuant to the Conveyances was created out of a mineral interest rather than out of an oil and gas leasehold interest, the term ORRIs shall include all non-participating royalty interests with respect to that particular interest covered by the Conveyances, together with all
Exhibit B-2           Page 1

pooled, communitized, or unitized acreage which includes all or part of any ORRIs, and all tenements, hereditaments, and appurtenances belonging thereto (the “Units”) (the ORRIs and the Units, being collectively referred to hereinafter as the “Properties” or individually as a “Property”); it being stipulated and agreed that the Assets shall include all of the “Royalty Interests” (as defined in the Conveyances) conveyed to Seller by the Conveyances;
b.all trade credits, all accounts, receivables, and all other proceeds, income, or revenues attributable to the Properties (the “Proceeds”) that are attributable to the time period from and after the Effective Time;
c.any and all currently existing contracts, agreements or any other legally binding arrangements that are binding on any of the Properties or relates to the ownership of the Properties by Assignor, but only to the extent applicable to the Properties (the “Contracts”); and
d.all files, records, and data maintained by, or to which Assignor is entitled, including, without limitation, data and other documentary information regarding the Properties, the Contracts and the Proceeds to the extent the transfer of such data is not prohibited under any related contracts (the “Records”); provided, however, that the term “Records” shall not include any of Assignor’s files, records, and data that (i) relate to its business generally, (ii) are legal in nature (other than Contracts), (iii) relate to the sale of the Assets, and (iv) the transfer of which is prohibited by contract or law or that would impose a transfer fee or penalty on Assignor.
        TO HAVE AND TO HOLD all and singular the Assets, together with all rights, titles, interests, estates, remedies, powers and privileges thereto appertaining unto Assignee and its successors, legal representatives, and assigns forever, subject to the following:
Assumption. From and after the Execution Date of this Assignment, Assignee shall assume, fulfill, perform, pay, and discharge any and all of the Assumed Obligations in accordance with the terms of the Purchase Agreement.
Successors and Assigns. This Assignment shall apply to, be binding in all respects upon, and inure to the benefit of the Parties and their respective successors and assigns.
Special Warranty; Disclaimers. Assignor hereby binds itself, its successors and assigns to warrant and forever defend the title to the ORRIs herein granted, conveyed, assigned and transferred unto Assignee, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise. EXCEPT AS SET FORTH IN THE PRECEDING SENTENCE, Assignor MAKES NO, AND EXPRESSLY DISCLAIMS ANY, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM
Exhibit B-2           Page 2

ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY, OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, STEP-OUT OR OTHER DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (VI) THE PRODUCTION OF PETROLEUM SUBSTANCES FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, ENVIRONMENTAL CONDITION, QUALITY, SUITABILITY, DESIGN, OR MARKETABILITY OF THE ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT AND ANY DOCUMENTS EXECUTED HEREUNDER OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (X) COMPLIANCE WITH ANY ENVIRONMENTAL LAW, AND ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ASSETS ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.
Governing Law; Jurisdiction. This Assignment and the relationship of the Parties with respect to the transactions contemplated hereby shall be governed by the laws of the State of Texas without regard to conflicts of laws principles; provided that in connection with the determination of any conveyancing matters the laws of the stat where such Property is located shall govern and control such determination. Any dispute, controversy, claim, or action arising out of or relating to this Assignment, any document or other agreement related to this Assignment, or any of the transactions contemplated hereunder or thereunder shall be brought in the federal or state courts located in the city of Houston, Harris County, State of Texas. Each of the Parties hereto (a) irrevocably submits to the exclusive jurisdiction of each such court in any such dispute, controversy, claim, or action, (b) waives any objection it may now or hereafter have to venue or to an inconvenient forum, (c) agrees that all such disputes, controversies, claims, and actions shall be heard and determined only in such courts, and (d) agrees not to bring any dispute, controversy, claim, or action arising out of or relating to this Assignment or any document or agreement related hereto or any of the transactions contemplated hereunder or thereunder in any other forum. THE PARTIES HEREBY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION
Exhibit B-2           Page 3

TO OR IN CONNECTION WITH THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Further Assurances. Subject to the terms and conditions of the Purchase Agreement, Assignor and Assignee each agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment or the Purchase Agreement.
Severability. If any provision of this Assignment, or any application thereof, is held invalid, illegal, or unenforceable in any respect under any law, this Assignment shall be reformed to the extent necessary to conform, in each case consistent with the intention of the Parties, to such law, and, to the extent such provision cannot be so reformed, then such provision (or the invalid, illegal, or unenforceable application thereof) shall be deemed deleted from (or prohibited under) this Assignment, as the case may be, and, to the extent permitted by law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
The Purchase Agreement. Nothing in this Assignment shall operate to limit, release, or impair any of Assignor’s or Assignee’s respective rights, obligations, remedies, or indemnities in the Purchase Agreement. The Purchase Agreement contains certain agreements between the Parties, which shall survive the delivery of this Assignment in accordance with the terms of the Purchase Agreement. Capitalized terms used in this Assignment shall have the meanings prescribed in this Assignment where such capitalized terms are defined; provided, however, that capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Purchase Agreement. Each defined term shall be equally applicable both to the singular and the plural forms of the term so defined. To the extent the terms and provisions of this Assignment are in conflict, or inconsistent, with the terms and provisions of the Purchase Agreement, the terms and provisions of the Purchase Agreement shall control. For purposes of notice to third parties, however, Assignor and Assignee expressly represent and acknowledge that a third party may rely on the descriptions of the Assets contained herein for purposes of determining title thereto.
Limited Liability. It is expressly understood and agreed by the Parties that (i) this Assignment is executed and delivered by The Bank of New York Mellon Trust Company, N.A., the trustee of the Trust (the “Trustee”), not individually or personally, but solely as trustee of Assignor in the exercise of the powers and authority conferred and vested in it and (ii) under no circumstances shall the Trustee be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Assignor under this Assignment.
Counterparts. This Assignment may be executed and delivered in one or more original counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all of which, when taken together, shall be deemed to constitute one and the same instrument. All such counterparts shall be identical except that to facilitate filing and recording, counterparts to be filed and recorded in the appropriate records of each county may have included in Exhibit A hereto only those portions of Exhibit A hereto that contain descriptions of
Exhibit B-2           Page 4

the lands and leases located in said county. Every counterpart of this Conveyance shall be deemed to be an original for all purposes, and all such counterparts together shall constitute one and the same instrument. An executed counterpart of this Conveyance containing the full text to the entire Exhibits and Annexes will be kept at the offices of Assignor and Assignee at the addresses indicated in the introductory paragraph to this Assignment. As between the Parties, any signature hereto delivered by a Party by facsimile transmission or email pdf shall be deemed an original hereto.
[Signature and Acknowledgment Pages Follow]

Exhibit B-2           Page 5

        IN WITNESS WHEREOF, the Parties have executed this Assignment on the Execution Date, but this Assignment shall be effective for all purposes as of the Effective Time.

ASSIGNOR:
SandRidge Mississippian Trust II
By: The Bank of New York Mellon Trust Company, N.A., as trustee
By:
Name: Sarah Newell
Title: Vice President

THE STATE OF TEXAS    §
             §
COUNTY OF TRAVIS   §

        This instrument was acknowledged before me this ______ day of ____________, 2020, by Sarah Newell, known to me to be the as Vice President of The Bank of New York Mellon Trust Company, N.A., as trustee of Assignor, SandRidge Mississippian Trust II, a Delaware statutory trust, on behalf of said trust, who affirmed that the foregoing instrument was signed on behalf of such trust.

        __________________________________________
        Notary Public
Printed Name: ______________________________
My Commission Expires: _____________________
Commission Number: ________________________

Exhibit B-2           Page 6

ASSIGNEE:
SandRidge Exploration and Production, LLC
By:________________________________________________
        Carl Giesler
        President and CEO

THE STATE OF OKLAHOMA   §
             §
COUNTY OF OKLAHOMA   §

        This instrument was acknowledged before me this ______ day of ____________, 2020, by Carl Giesler, known to me to be the President and CEO of SandRidge Exploration and Production, LLC, a Delaware limited liability company, who affirmed that the foregoing instrument was signed on behalf of such company.

        ________________________________________
        Notary Public
Printed Name: ______________________________
My Commission Expires: _____________________
Commission Number: ________________________

After recording return to:
SandRidge Exploration and Production, LLC
123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma 73102-6406
ATTN: Salah Gamoudi
Exhibit B-2           Page 7

Exhibit A

Attached to Assignment of Overriding Royalty Interests (Oklahoma)
dated as of _______, 2020 from SandRidge Mississippian Trust II, as Assignor, to SandRidge Exploration and Production, LLC, as Assignee

Part I: Subject Lands

Lease No.	Lessor	Lessee	Lease Date	Book	Page	State	County	Legal Description

Part II: Conveyances

Exhibit B-2            Page 8

SCHEDULE 5(f)

Attached to Purchase and Sale Agreement dated as of September 9, 2020 between SandRidge Mississippian Trust II, as Seller, and SandRidge Exploration and Production, LLC, as Buyer

LIABILITIES

None.

Schedule 5(f)           Page 1

SCHEDULE 5(g)

Attached to Purchase and Sale Agreement
dated as of September 9, 2020 between SandRidge Mississippian Trust II, as Seller, and SandRidge Exploration and Production, LLC, as Buyer

ENCUMBRANCES

Mortgage and Security Agreement (Oklahoma) from SandRidge Mississippian Trust II, as Mortgagor, to Wilmington Trust, National Association, as Collateral Agent, as Mortgagee, dated as of April 23, 2012, recorded as follows:
Book 683, Page 233 in the office of the County Clerk of Alfalfa County, Oklahoma
Book 655, Page 1 in the office of the County Clerk of Grant County, Oklahoma
Book 1567, Page 587 in the office of the County Clerk of Kay County, Oklahoma
Book 715, Page 694 in the office of the County Clerk of Noble County, Oklahoma
Book 1141, Page 336 in the office of the County Clerk of Woods County, Oklahoma

Mortgage (Oklahoma) from SandRidge Exploration and Production, LLC, as Mortgagor, to SandRidge Mississippian Trust II, as Mortgagee, dated as of April 23, 2012, recorded as follows:
filed April 26, 2012 under File No. 060498 in the office of the County Clerk of Alfalfa County, Oklahoma
Book 654, Page 763 in the office of the County Clerk of Grant County, Oklahoma
Book 1567, Page 404 in the office of the County Clerk of Kay County, Oklahoma
Book 715, Page 511 in the office of the County Clerk of Noble County, Oklahoma
Book 1141, Page 153 in the office of the County Clerk of Woods County, Oklahoma

Mortgage and Security Agreement (Kansas) from SandRidge Mississippian Trust II, as Mortgagor, to Wilmington Trust, National Association, as Collateral Agent, as Mortgagee, dated as of April 23, 2012, recorded as follows:
Book 205, Page 1 in the office of the Register of Deeds of Barber County, Kansas
Book 92, Page 983 in the office of the Register of Deeds of Comanche County, Kansas
Book 135, Page 570 in the office of the Register of Deeds of Harper County, Kansas
Book 878, Page 339 in the office of the Register of Deeds of Sumner County, Kansas

Mortgage (Kansas) from SandRidge Exploration and Production, LLC, as Mortgagor, to SandRidge Mississippian Trust II, as Mortgagee, dated as of April 23, 2012, recorded as follows:
Book 204, Page 505 in the office of the Register of Deeds of Barber County, Kansas
Book 92, Page 853 in the office of the Register of Deeds of Comanche County, Kansas
Book 135, Page 569 in the office of the Register of Deeds of Harper County, Kansas
Book 878, Page 209 in the office of the Register of Deeds of Sumner County, Kansas

Schedule 5(g)           Page 1

UCC-1 Financing Statement from SandRidge Mississippian Trust II, as Debtor, to Wilmington Trust, National Association, as Secured Party, filed for record on April 26, 2012 in the office of the Register of Deeds of Barber County, Kansas.
#2012-8 in the office of the Register of Deeds of Barber County, Kansas
UCC #00412 in the office of the Register of Deeds of Comanche County, Kansas
Book 2012, Page 12 in the office of the Register of Deeds of Harper County, Kansas
#000036 in the office of the Register of Deeds of Sumner County, Kansas

Schedule 5(g)           Page 2